UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 30, 2006

HUSKER AG, LLC

(Exact name of registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54048 Highway 20 Plainview, Nebraska	68769
(Address of principal executive offices)	(Zip Code)

(402) 582-4446

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Letter to Husker Ag Members Includes Tax Information for Members

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the letter dated November 30, 2006, from Seth Harder, General Manager of Husker Ag, LLC, a Nebraska limited liability company (“Husker Ag”) to the members of Husker Ag. Among other announcements, the letter provides Husker Ag’s members with certain information related to the possible tax consequences of owning a membership interest in Husker Ag during 2006.

Husker Ag Announces Distribution

The Board of Directors of Husker Ag has approved a cash distribution in the amount of $125.00 per membership unit to members of record as of December 1, 2006 for a total distribution of $1,914,750 based on 15,318 membership units issued and outstanding. This distribution will only be made with respect to existing membership units and specifically does not include any membership units to be issued pursuant to the rights offering. Husker Ag intends to mail the distribution payment on or before December 15, 2006. On November 29, 2006, Husker Ag’s primary lender, Union Bank & Trust Company, approved this distribution in accordance with the requirements set forth in the Husker Ag’s loan documents with the bank.

Trading System

The next trimester of trading operations of the Husker Ag Trading System will begin on December 1, 2006. You can find a copy of the Husker Ag Trading System Rules and Procedures on our website at www.huskerag.com.

Trading in this trimester will only be available for existing membership units; and will not apply to any units issued in the rights offering. Because the membership units subscribed for in the rights offering are expected to be issued during the December 1st trimester (which ends March 31, 2007), additional rules and/or terms have been adopted for this trimester. These additional rules and/or terms are provided in the letter to members which is attached to this Form 8-K as Exhibit 99.1.

Cautionary Statement for Purposes of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters discussed in this report and the exhibit hereto, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the timing of regulatory approvals, ethanol and agricultural industry conditions and volatility of commodity prices, availability of financing, environmental and governmental regulations, force majeure events and other risk factors as described from time to time in the company’s filings with the Securities and Exchange Commission. Many of these factors are beyond the company’s ability to control or predict. The company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter dated November 30, 2006 from Husker Ag to its members

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Date: November 30, 2006	By:	/s/ Mike Kinney
Mike Kinney, Chairman of the Board